UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2009
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On April 27, 2009, First BanCorp. (the “Corporation”) issued a press release announcing its unaudited results of operations for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.
     The Corporation has included in this release the following non-GAAP financial measure: (i) the calculation of net interest income, interest rate spread and net interest margin rate on a tax equivalent basis and excluding the unrealized changes in the fair value of derivative instruments and certain financial liabilities (mainly changes in the fair value of interest rate swaps and certain brokered certificates of deposit), and (ii) the calculation of the tangible common equity ratio and the tangible book value per common share. Investors should be aware that non-GAAP measures have inherent limitations and should be read only in conjunction with the Corporation’s consolidated financial data prepared in accordance with GAAP.
     Net interest income, interest rate spread and net interest margin are reported on a tax equivalent basis and excluding the unrealized changes in the fair value of derivative instruments and financial liabilities elected to be measured at fair value under Statement of Financial Accounting Standard No. (“SFAS”) 159 (“SFAS 159 liabilities”). The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate, as described in Exhibit A — Table 2 of the attached Press Release (included herein as Exhibit 99.1). Management believes that it is a standard practice in the banking industry to present net interest income, interest rate spread and net interest margin on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. The following table reconciles the non-GAAP financial measure “net interest income on a tax-equivalent basis and excluding fair value changes” with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measures “net interest spread and margin on a tax-equivalent basis and excluding fair value changes” with net interest spread and margin calculated and presented in accordance with GAAP.

Reconciliation of GAAP Net Interest Margin and Spread to Non-GAAP Net Interest Margin and Spread on a Tax-Equivalent Basis and excluding fair value changes on derivative instruments and SFAS 159 liabilities (“valuations”)
(dollars in thousands)

	Quarters Ended
	March 31, 2009	December 31, 2008	March 31, 2008

Interest Income	$258,323	$282,910	$279,087
Unrealized (gains) and losses on derivative instruments	(775)	7,383	4,723

Interest Income — excluding valuations	257,548	290,293	283,810
Tax Equivalent Adjustment	14,448	15,706	9,082

Interest Income — Tax Equivalent	271,996	305,999	292,892

Interest Expense	136,725	158,714	154,629
Unrealized gains on derivative instruments and SFAS 159 liabilities	2,860	2,122	6,989

Interest Expense — excluding valuations	139,585	160,836	161,618

Net Interest Income	$121,598	$124,196	$124,458

Net Interest Income — excluding valuations	$117,963	$129,457	$122,192

Net Interest Income — Tax Equivalent and excluding valuations	$132,411	$145,163	$131,274

Average Interest-Earning Assets	$18,830,013	$18,853,837	$17,078,129

Average Interest-Bearing Liabilities	$16,684,497	$17,056,777	$15,244,132

Average rate on interest-earning assets	5.56%	5.97%	6.57%
Average rate on interest-earning assets — excluding valuations	5.55%	6.13%	6.68%
Average rate on interest-earning assets — Tax Equivalent and excluding valuations	5.86%	6.46%	6.90%

Average rate on interest-bearing liabilities	3.32%	3.70%	4.08%
Average rate on interest-bearing liabilities — excluding valuations	3.39%	3.75%	4.26%

Net Interest Spread	2.24%	2.27%	2.49%
Net Interest Spread — excluding valuations	2.16%	2.38%	2.42%
Net Interest Spread — Tax Equivalent and excluding valuations	2.47%	2.71%	2.64%

Net Interest Margin	2.62%	2.62%	2.93%
Net Interest Margin — excluding valuations	2.54%	2.73%	2.88%
Net Interest Margin — Tax Equivalent and excluding valuations	2.85%	3.06%	3.09%
     The tangible common equity ratio and the tangible book value per common share are non-GAAP measures generally used by financial analysts and investment bankers to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill and core deposit intangibles. Tangible Assets are total assets less goodwill and core deposit intangibles. Management and many stock analysts use the tangible common equity ratio and the tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase accounting method accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets or related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets and any other related measures may differ from that of other companies reporting measures with similar names. The following table is a reconciliation of the Corporation’s tangible common equity and tangible assets for the periods ended March 31, 2009, December 31, 2008 and March 31, 2008, respectively.

	March 31,	December 31,	March 31,
(In thousands)	2009	2008	2008

Total equity per consolidated financial statements	$1,977,240	$1,548,117	$1,450,258
Preferred equity	(925,162)	(550,100)	(550,100)
Goodwill	(28,098)	(28,098)	(28,098)
Core deposit intangible	(19,273)	(23,985)	(27,543)

Tangible common equity	$1,004,707	$945,934	$844,517

Total assets per consolidated financial statements	$19,709,150	$19,491,268	$18,149,029
Goodwill	(28,098)	(28,098)	(28,098)
Core deposit intangible	(19,273)	(23,985)	(27,543)

Tangible assets	$19,661,779	$19,439,185	$18,093,388
Common shares outstanding	92,546	92,546	92,504

Tangible common equity ratio	5.11%	4.87%	4.67%
Tangible book value per common share	$10.86	$10.22	$9.13
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 27, 2009

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009	FIRST BANCORP
	By:	/s/ Fernando Scherrer
		Name:	Fernando Scherrer
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 27, 2009